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                                                                   Exhibit 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                       8.17% SERIES A CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                               AGL CAPITAL TRUST
                    FULLY AND UNCONDITIONALLY GUARANTEED BY
                               AGL RESOURCES INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 8.17% Series A Capital Securities (the "Original Capital Securities") are not immediately available,
(ii) Original Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
                              THE BANK OF NEW YORK

      By Mail:                                             By Hand or Overnight
(Registered or Certified                                         Delivery:
Mail recommended)

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
                                                                             The Bank of New York
    The Bank of New York                                                      101 Barclay Street
101 Barclay Street - 7 East                                            Corporate Trust Services Window,
   New York, New York 10286         Facsimile Transmissions:                    Ground Level
  Attention: Enrique Lopez        (Eligible Institutions Only)          New York, New York 10286
   Reorganization Section               (212) 815-6339              Attention: Enrique Lopez - 7 East
                                                                            Reorganization Section
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DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE
TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.




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Ladies and Gentlemen:

The undersigned hereby tenders to AGL Capital Trust, a Delaware business trust(the "Trust") and to AGL Resources Inc., a Georgia Corporation ("AGL Resources"), upon the terms and subject to the conditions set forth in the Prospectus dated __________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Capital Securities." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

 Name(s) of Registered Holder(s):_______________________________________________

________________________________________________________________________________


Aggregate Liquidation Amount Tendered: $_______________________________________*

*Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

Certificate No.(s) (if available):______________________________________________

________________________________________________________________________________

Total Liquidation Amount Represented by Original Capital Securities Certificate(s): $______________________________________

If Original Capital Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number:____________________________________________________________

PLEASE SIGN HERE

       DATE

X_________________________________________________       _______________________


X_________________________________________________       _______________________
 Signature(s) of Owner(s) or Authorized Signatory

Area Code and Telephone Number:_________________________________________________

This Notice of Guaranteed Delivery must be signed by the holder(s) of the Original Capital Securities as their name(s) appear(s) on certificates for Original Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If
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signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)



Name(s):________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Capacity:_______________________________________________________________________


Address(es):____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Original Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

(PLEASE TYPE OR PRINT)

Name of Firm:________________________________________________
_____________________________________________________________

                                                  Authorized Signature

Address:_________________________________________            Title:
                                                             Dated:
_________________________________________________
Zip Code
_________________________________________________
      AREA CODE AND TELEPHONE NO.

NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.